SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 4, 2004
(Date of Report)
(Date of Earliest Event Reported)

CORIXA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22891	91-1654387
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

1900 9th Avenue, Suite 1100, Seattle, WA 98101
(Address of Principal Executive Offices, including Zip Code)

(206) 366-3700
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuat to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 4, 2004, Corixa Corporation issued a press release announcing its financial results for the fiscal quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this report by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Corixa Corporation Press Release dated November 4, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIXA CORPORATION

Date: November 4, 2004	By:	/s/ STEVEN GILLIS

Steven Gillis, Ph.D.
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Corixa Corporation Press Release dated November 4, 2004